Financial Risk Management	12 Months Ended
Dec. 31, 2018
Financial Risk Management [Abstract]
Financial Risk Management

18. FINANCIAL RISK MANAGEMENT

Credit Risk

Credit risk is the risk of financial loss to the Company if a licensee or counter-party to a financial instrument fails to meet its contractual obligations. Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents, short-term investments, accounts receivable, and foreign exchange forward contracts.

The Company’s cash and cash equivalents and short-term investments consist primarily of deposit investments that are held primarily with Canadian chartered banks. Management does not expect any counter-parties to fail to meet their obligations.

The Company’s loan receivable is a term loan facility which is collateralized by a general security agreement. Management does not expect the borrower to fail to meet its obligations.

The Company’s exposure to credit risk with its accounts receivable from customers are influenced mainly by the individual characteristics of each customer. The Company’s customers are for the most part, large multinational companies or government organizations which do not have a history of non-payment. Credit risk from accounts receivable encompasses the default risk of the Company’s customers. Prior to entering into transactions with new customers, the Company assesses the risk of default associated with the particular customer. In addition, on an ongoing basis, management monitors the level of accounts receivable attributable to each customer and the length of time taken for amounts to be settled and where necessary, takes appropriate action to follow up on those balances considered overdue. The Company has had no significant bad debts for any periods presented.

No customer individually accounted for more than 10% of revenue for the year ended December 31, 2018 (2017 – one customer individually accounted for 55%). Management does not believe that there is significant credit risk arising from any of the Company’s customers for which revenue has been recognized. However, should one of the Company’s major customers be unable to settle amounts due, there would be an impact on the results of the Company. The maximum exposure to loss arising from accounts receivable is equal to their total carrying amounts. At December 31, 2018, two customers individually accounted for 14%and 12% of the accounts receivable balance outstanding. As at December 31, 2017, one customer accounted for 23% of the accounts receivable balance outstanding.

The following table provides an aging analysis of trade accounts receivable. The age of an invoice does not necessarily indicate an account is past due as many contracts for system revenue require the successful completion of system testing and acceptance.

	December 31,	December 31,
As at	2018	2017
Current	$769	$12,000
1 - 30 days	2,885	2,909
31 - 60 days	2,146	1,098
61 - 90 days	3,193	1,114
91 days and over	2,677	2,598
Less allowance for doubtful accounts	(858)	(421)
Accounts receivable	10,812	19,298
Long-term accounts receivable	415	-
Total accounts receivable	$11,227	$19,298

None of the amounts outstanding have been challenged by the respective counterparties and the Company continues to conduct business with them on an ongoing basis. Accordingly, management has no reason to believe that this balance is not fully collectable in the future.

The Company reviews financial assets on an ongoing basis with the objective of identifying potential matters which could delay the collection of funds at an early stage. Once items are identified as being past due, contact is made with the respective customer to determine the reason for the delay in payment and to establish an agreement to rectify the breach of contractual terms. At December 31, 2018, the Company had a provision for doubtful accounts of $858 (December 31, 2017 - $421) which was made against accounts receivable where collection efforts to date have been unsuccessful.

Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company’s objective in managing liquidity risk is to ensure that it has sufficient liquidity available to meet its liabilities when due.

At December 31, 2018, the Company had cash and cash equivalents and short-term investments of $67,268, accounts receivable of $11,227 and various credit facilities as outlined in Note 13 available to meet its obligations. In addition, Export Development Canada has provided a guarantee to IRD’s additional credit facility of $2.0 million for the support of performance guarantees provided by IRD’s subsidiaries. At December 31, 2018 performance guarantees totaling $nil (December 31, 2017 - $31) were outstanding under this credit facility.

Market Risk

Market risk is the risk to the Company that the fair value of future cash flows from its financial instruments will fluctuate due to changes in interest rates and foreign currency exchange rates. Market risk arises as a result of the Company generating revenues in foreign currencies.

Interest Rate Risk

The financial instruments that expose the Company to interest rate risk are its cash and cash equivalents, short-term investments, bank indebtedness and long-term debt. The Company’s objectives of managing its cash and cash equivalents and short-term investments are to ensure sufficient funds are maintained on hand at all times to meet day to day requirements and to place any amounts which are considered in excess of day to day requirements on short-term deposit with the Company’s banks so that they earn interest. When placing amounts of cash and cash equivalents into short-term investments, the Company only places investments with Canadian chartered banks and ensures that access to the amounts placed can be obtained on short-notice. A one percent increase/decrease in interest rates would not have resulted in a material increase/decrease in interest income/expense during the year ended December 31, 2018.

Currency Risk

A portion of Quarterhill’s revenues and operating expenses are denominated in Canadian dollars, Indian rupee, Chilean peso, Euro, Australian dollar and Chinese Yuan. Because the Company reports its results of operations in U.S. dollars, Quarterhill’s operating results are subject to changes in the exchange rate of the foreign currencies (primarily Canadian dollar) relative to the U.S. dollar. Any decrease in the value of the Canadian dollar relative to the U.S. dollar has an unfavorable impact on Canadian dollar denominated revenues and a favorable impact on Canadian dollar denominated operating expenses. Approximately 7.9% of the Company’s cash and cash equivalents and short-term investments are denominated in Canadian dollars and are subject to changes in the exchange rate of the Canadian dollar relative to the U.S. dollar.

The following table illustrates the Company’s exposure to exchange risk and the pre-tax effects on earnings and other comprehensive income (“OCI”) of a 5% decrease in the U.S. dollar in comparison to other relevant foreign currency. This analysis assumes all other variables remain constant.

	Foreign Currency Exposure	Foreign Currency exchange risk 5% decrease in US$
	December 31, 2018	Income	OCI
Net asset:
Canadian dollar	(2,549)	37	(165)
Indian rupee	101	-	5
Chilean peso	602	-	30
Euro	(411)	2	(23)
Australian dollar	597	-	30
Chinese Yuan	3,822	-	191

The Company may manage the risk associated with foreign exchange rate fluctuations by, from time to time, entering into foreign exchange forward contracts and engaging in other hedging strategies. To the extent that Quarterhill engages in risk management activities related to foreign exchange rates, it may be subject to credit risks associated with the counterparties with whom it contracts.

The Company’s objective in obtaining foreign exchange forward contracts is to manage its risk and exposure to currency rate fluctuations related primarily to future cash inflows and outflows of Canadian dollars. The Company does not use foreign exchange forward contracts for speculative or trading purposes. For the year and as at December 31, 2018, the Company did not hold any foreign exchange forward contracts.